UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2026

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18th Street South, Suite 650
Arlington, Virginia	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 418-2828

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVAV	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition

On March 10, 2026, AeroVironment, Inc. (the “Company”) issued a press release announcing second quarter results for the period ended January 31, 2026, a copy of which is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

The information under Item 2.02 above is incorporated herein by reference.

Attached as Exhibit 99.2 hereto is a presentation containing additional information regarding the Company’s third quarter fiscal 2026 financial results for the period ended January 31, 2026. A copy of the presentation is also available on the investor relations section of the Company’s website at https://investor.avinc.com/events-and-presentations. The information contained on the Company’s website is not incorporated by reference into, and does not form a part of, this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of AeroVironment, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

On March 10, 2026, during the course of negotiations between the Company and the U.S. Government regarding the Company’s Other Transaction Agreement (the “Agreement”) for the delivery of BADGER phased array antenna systems to support the Satellite Communication Augmentation Resource (“SCAR”) program, the U.S. Government informed the Company that it now intends to proceed with a termination for convenience of the Agreement, while providing the Company with the opportunity to compete for work under the SCAR program in the future. The Company intends to continue to invest in the BADGER product line by developing a commercial product to address the phased array antennae market.

In addition to historic information, this report, including the exhibits, contains forward-looking statements regarding events, performance and financial trends. Various factors could affect future events and results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of those factors are identified in the exhibits, and in our periodic reports filed with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number	Description
99.1	Press release issued by AeroVironment, Inc., dated March 10, 2026.
99.2	Presentation regarding AeroVironment, Inc.’s third quarter fiscal 2026 financial results dated March 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: March 10, 2026	By:	/s/ Wahid Nawabi
Wahid Nawabi
Chairman, President and Chief Executive Officer

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